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                                                                    EXHIBIT 10.1




                              EXTENSION AGREEMENT


                                August 18, 1999


     Reference is made to that certain First Amendment and Restated Promissory Note dated August 19, 1997 (the "Note") between O'Donnell & Masur, L.P. (the "Payee") and Bestway, Inc. (the "Maker"). All capitalized terms used in this agreement shall have the meanings given such terms in the Note, unless otherwise defined herein.

     Pursuant to the Note, the current maturity is August 19, 1999. The Payee and the Maker desire to extend the Note maturity until August 19, 2001. Therefore, in consideration of the mutual reliance on the parties hereto, the Payee and the Maker agree that (1) the maturity of the Note is extended to August 19, 2001, unless sooner accelerated pursuant to the provisions of the Note and that (2) all terms and provisions of the Note shall remain in full force and effect and shall govern the rights and obligations of the Payee and the Maker.

     EXECUTED as August 18, 1999


                                             O'DONNELL & MASUR, L.P.


                                             By:  /s/ JAMES A. O'DONNELL
                                                 -------------------------------
                                                 James A. O'Donnell
                                                 Partner



                                             BESTWAY, INC.


                                             By:  /s/ BETH A. DURRETT
                                                 -------------------------------
                                                 Beth A. Durrett
                                                 Chief Financial Officer